                                                                ALAN K. CAMPBELL

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).



Dated:   November 14, 1995               /s/  Alan K. Campbell
                                              ----------------
                                              Alan K. Campbell

                                                                EDWARD G. JORDAN

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).



Dated:   November 14, 1995                   /s/ Edward G. Jordan
                                                 ----------------
                                                 Edward G. Jordan

                                                                JAMES E. PRESTON

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995                /s/ James E. Preston
                                              ----------------
                                              James E. Preston

                                                                 JOSEPH NEUBAUER

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995             /s/  Joseph Neubauer
                                            ---------------
                                            Joseph Neubauer

                                                            LEE F. DRISCOLL, JR.

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995             /s/  Lee F. Driscoll, Jr.
                                            --------------------
                                            Lee F. Driscoll, Jr.

                                                           MITCHELL S. FROMSTEIN

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995           /s/  Mitchell S. Fromstein
                                          ---------------------
                                          Mitchell S. Fromstein

                                                              PHILIP L. DEFLIESE

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995            /s/  Philip L. Defliese
                                           ------------------
                                           Philip L. Defliese

                                                            REYNOLD C. MACDONALD

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995           /s/  Reynold C. MacDonald
                                          --------------------
                                          Reynold C. MacDonald

                                                             ROBERT J. CALLANDER

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995            /s/  Robert J. Callander
                                           -------------------
                                           Robert J. Callander

                                                             RONALD R. DAVENPORT

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995              /s/  Ronald R. Davenport
                                             -------------------
                                             Ronald R. Davenport

                                                                  THOMAS H. KEAN

                                POWER OF ATTORNEY

The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

      (a) sign a registration statement for up to $250 million principal amount of debt securities of the Company and/or its subsidiaries, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the Securities Act of 1933; and

      (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with the registration statement or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such registration statement or amendment thereto shall be conclusive evidence of such approval).


Dated:   November 14, 1995                 /s/  Thomas H. Kean
                                                --------------
                                                Thomas H. Kean